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                                                                   EXHIBIT 23(A)



                      CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in this Registration Statement on Form S-1 of our report dated April 28, 1995, on our audits of the financial statements of ICF Kaiser International, Inc. We also consent to the reference to our firm under the caption "Experts".



                                                        Coopers & Lybrand L.L.P.



Washington, D.C.
November 30, 1995